Exhibit 4(b)(6)

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY, TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED	$500,000,000

No. R - 001	CUSIP 073902PN2 ISIN US073902PN28

THE BEAR STEARNS COMPANIES INC.

5.55% SUBORDINATED GLOBAL NOTE DUE JANUARY 22, 2017

THE BEAR STEARNS COMPANIES INC., a Delaware corporation (the “Company”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal amount stated above onJanuary 22, 2017 (the “Maturity Date”) and to pay interest thereon at the rate per annum of 5.55% (the “Interest Rate”) until the principal hereof is fully paid or duly made available for payment. The Company will pay interest (computed on the basis of a 360-day year of twelve 30-day months) semi-annually in arrears on January 22 and July 22 of each year (each an “Interest Payment Date”) commencing on January 22, 2007, and on the Maturity Date or, if applicable, the Redemption Date on said principal amount at the Interest Rate per annum specified above. Interest on this Note (as defined herein) will accrue from November 22, 2006 , or from the most recent Interest Payment Date on which interest has been paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on the Interest Payment Dates and the Maturity Date (or the Redemption Date, if applicable), will, as provided in the Indenture (as defined herein), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be January 7 or July 7, whether or not a Business Day, as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date or, if applicable, the Redemption Date will be payable to the Person to whom the principal hereof shall be payable; and provided, further, that if an Interest Payment Date, Maturity Date or Redemption Date (if applicable), would fall on a day that is not a Business Day, such Interest Payment Date, Maturity Date or Redemption Date shall be the following day that is a Business Day and no additional interest shall be payable for the delay. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date, Maturity Date or Redemption Date (if applicable) shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date, if any, for the payment of such Defaulted Interest to be fixed by the Trustee (as defined herein), notice whereof shall be given to the Holder of this Note not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Payment of the principal of and interest on this Note shall be made at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt; provided, however, that payment of interest on any Interest Payment Date (other than the Maturity Date or Redemption Date, if any) may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or by wire transfer of immediately available funds, if the registered Holder of at least $10,000,000 in principal amount of Notes entitled to such interest has so requested by a notice in writing delivered to the Trustee not less than 16 days prior to the Interest Payment Date on which such payment is due, which notice shall provide appropriate instructions for such transfer; and provided, further, that if Notes are issued in certificated form upon Euroclear Bank S.A./N.A., as operator of the Euroclear System (“Euroclear”) or Clearstream Banking, société anonyme (“Clearstream”) being closed for a continuous period of 14 days and/or as provided in the Indenture, payments of principal and interest shall be made to the registered Holder thereof against presentation and surrender by such Holder of its Note at the specified office of any Paying Agent, by check drawn on a bank in New York City mailed on the Business Day immediately preceding the due date therefor.

The principal hereof and interest due at maturity will be paid upon maturity in immediately available funds against presentation of this Note at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH ON THE FACE HEREOF.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

Unless the certificate of authentication hereon has been executed by The Bank of New York, as the trustee under the Indenture, or its successor thereunder by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Date: November 22, 2006

THE BEAR STEARNS COMPANIES INC. By: /s/ Samuel L. Molinaro Jr. Executive Vice President and Chief Financial Officer

3

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee By: /s/ Geovanni Barris Authorized Signature

4

[Reverse of Note]

THE BEAR STEARNS COMPANIES INC.

5.55% SUBORDINATED GLOBAL NOTE DUE JANUARY 22, 2017

This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness (hereinafter called the “Securities”) of the Company of the series hereinafter specified, all such Securities issued and to be issued under the Indenture, dated as of November 14, 2006 (the “Indenture”) between the Company and The Bank of New York, as trustee (the “Trustee” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and limitations of rights thereunder of the Company, the Trustee and the Holders of the Securities, and the terms upon which the Securities are, and are to be, authenticated and delivered. As provided in the Indenture, Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different repayment provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of the Securities designated as “5.55% Subordinated Global Notes due January 22, 2017” (the “Notes”). The Notes are unsecured and rank (i) pari passu with all other unsecured and subordinated indebtedness of the Company and (ii) junior and subordinated in right of payment to all Senior Indebtedness of the Company, in each case as set forth in the Indenture. Notwithstanding anything to the contrary herein or in the Indenture, the Company may from time to time and at any time create and issue further Notes having the same terms and conditions as the Notes being issued on the date hereof, except for the first payment of interest thereon, which additional Notes will be consolidated with, and will form a single series with, the previously outstanding Notes.

The Notes are not subject to a sinking fund, are not redeemable prior to maturity except upon the occurrence of certain tax events at the option of the Company (as described immediately below), and are not subject to repayment at the option of the Holder.

If (a) as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, the official position regarding the application or interpretation of such laws, regulations or rulings, which is announced or becomes effective on or after November 22, 2006, the Company determines it will be or will become obligated to pay Additional Amounts as described below, or (b) any act is taken by a taxing authority of the United States on or after October 24, 2005, whether such act is taken with respect to the Company or any affiliate, that results in a substantial probability that the Company will or may be required to pay such Additional Amounts, then the Company may, at its option, redeem, as a whole, but not in part, the Notes on any Interest Payment Date on not less than 30 nor more than 60 days’ prior notice at a redemption price equal to 100% of the principal amount to be redeemed, together with interest accrued thereon to the Redemption Date; provided that the Company determines, in its business judgment, that the obligation to pay such Additional Amounts cannot be avoided by the use of reasonable measures available to it, not including substitution of the obligor under the Notes. No redemption pursuant to clause (b) above may be made unless the Company has delivered to the Trustee a written opinion of independent legal counsel of recognized legal standing to the effect that an act taken by a taxing authority of the United States has resulted or will result in a substantial probability that it will or may be required to pay the Additional Amounts as described below and that the Company is therefore entitled to redeem the Notes pursuant to their terms.

5

Subject to the exceptions and limitations set forth below, the Company will pay as additional interest or principal, as the case may be, on the Notes, all such Additional Amounts that are necessary in order that the net payment by the Company or a Paying Agent of the principal of and interest on the Notes to a person that is not a U.S. Holder, after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to the payment, will not be less than the amount provided in the Notes to be then due and payable; provided however, that the foregoing obligation to pay Additional Amounts shall not apply:

(1) to a tax, assessment or governmental charge that is imposed or withheld solely by reason of the Holder, or a fiduciary, settlor, beneficiary, member or shareholder of the Holder, if the Holder is an estate, trust, partnership or corporation for federal income tax purposes, or a person holding a power over such an estate trust, partnership or corporation, or a person holding a power over such an estate or trust administered by a fiduciary Holder, being considered as:

1.	being or having been present or engaged in a trade or business in the United States or having or having had a permanent establishment in the United States;

2.	having a current or former connection with the United States, including a connection as a citizen or resident thereof;

3.
being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

4.	being or having been a private foundation or other tax-exempt organization;

5.	being or having been a “10-percent shareholder” of the Company as defined in Section 871(h)(3) of the United States Internal Revenue Code or any successor provision; or

6.	being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

6

(2) to any Holder that is not the sole beneficial owner of the Notes, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3) to a tax, assessment or governmental charge that is imposed or withheld solely by reason of the failure of the Holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of such Note, if compliance is required by statute or regulation of the United States or of any political subdivision or taxing authority thereof or therein, or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4) to a tax, assessment or governmental charge that is imposed otherwise than by withholding by the Company or a Paying Agent from the payments on or in respect of a Note;

(5) to a tax, assessment or governmental charge that is imposed or withheld by reason of the presentation by or on behalf of the beneficial owner of any Note for payment on a date more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6) to an estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or a similar tax, assessment or governmental charge;

(7) to any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal of or interest on any Note, if such payment can be made without such withholding by any other Paying Agent; or

(8) in the case of any combination of items (1), (2), (3), (4), (5), (6) and (7);

nor shall Additional Amounts be paid with respect to any payment on a Note to a Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner held its interest in the Note directly. For purposes hereof, a “U.S. Holder” means a Holder that is (i) a citizen or resident of the United States; (ii) a corporation, partnership or other business entity created or organized in or under the laws of the United States or any State or political subdivision thereof (including the District of Columbia); (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust with respect to which a court within the United States is able to exercise primary supervision over its administration, and one or more United States persons have the authority to control all of its substantial decisions.

7

This Note is a registered global note which has been deposited with a custodian for, or on behalf of, DTC and registered in the name of Cede & Co., DTC’s nominee. Beneficial interests in this Note may be held through either DTC (in the United States) or Clearstream or Euroclear outside the United States.

If any Event of Default with respect to the Notes shall occur and be continuing, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal of all the Notes due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66-2/3% in aggregate principal amount of the Securities at the time Outstanding of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of each series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Holders of Securities may not enforce their rights pursuant to the Indenture or the Securities except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, and this Note duly executed by, the Holder hereof or by his attorney duly authorized in writing and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

8

Prior to the due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice of the contrary.

All notices regarding the Notes shall be published (i) in a leading English language daily newspaper of general circulation in London and (ii) in a leading English language daily newspaper of general circulation in New York. It is expected that such publication will be made in (i) the Financial Times or another daily newspaper in London approved by the Trustee or, if this is not possible, in one other English language daily newspaper approved by the Trustee with general circulation in Europe and (ii) The Wall Street Journal (Eastern Edition) in New York. Any such notice will be deemed to have been given on the date of the first publication in all the relevant newspapers.

Until such time as any definitive Notes are issued, so long as the Notes are held in its or their entirety on behalf of Euroclear and/or Clearstream and DTC, publication in such newspapers may be replaced with the delivery of the relevant notice to Euroclear and/or Clearstream and DTC for communication by them to the Holders of the Notes. Any such notice shall be deemed to have been given to the Holders of the Notes on the seventh day after the day on which the said notice was given to Euroclear and/or Clearstream or DTC.

All capitalized terms used in this Note and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

9

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—	as tenants in common

TEN ENT—	as tenants by the entireties

JT TEN—	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—		Custodian
	(Cust)		(Minor)
Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

10

ASSIGNMENT
FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

___________________________
(Please insert social security or
other identifying number of assignee)

(Please print or typewrite name and address including postal zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Notes on the books of the Company, with full power of substitution in the premises.

Date:____________________________

___________________________________

_______________________________
(Signature Guarantee)

11

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY, TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED	$500,000,000

No. R - 002	CUSIP 073902PN2 ISIN US073902PN28

THE BEAR STEARNS COMPANIES INC.

5.55% SUBORDINATED GLOBAL NOTE DUE JANUARY 22, 2017

THE BEAR STEARNS COMPANIES INC., a Delaware corporation (the “Company”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal amount stated above onJanuary 22, 2017 (the “Maturity Date”) and to pay interest thereon at the rate per annum of 5.55% (the “Interest Rate”) until the principal hereof is fully paid or duly made available for payment. The Company will pay interest (computed on the basis of a 360-day year of twelve 30-day months) semi-annually in arrears on January 22 and July 22 of each year (each an “Interest Payment Date”) commencing on January 22, 2007, and on the Maturity Date or, if applicable, the Redemption Date on said principal amount at the Interest Rate per annum specified above. Interest on this Note (as defined herein) will accrue from November 22, 2006 , or from the most recent Interest Payment Date on which interest has been paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on the Interest Payment Dates and the Maturity Date (or the Redemption Date, if applicable), will, as provided in the Indenture (as defined herein), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be January 7 or July 7, whether or not a Business Day, as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date or, if applicable, the Redemption Date will be payable to the Person to whom the principal hereof shall be payable; and provided, further, that if an Interest Payment Date, Maturity Date or Redemption Date (if applicable), would fall on a day that is not a Business Day, such Interest Payment Date, Maturity Date or Redemption Date shall be the following day that is a Business Day and no additional interest shall be payable for the delay. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date, Maturity Date or Redemption Date (if applicable) shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date, if any, for the payment of such Defaulted Interest to be fixed by the Trustee (as defined herein), notice whereof shall be given to the Holder of this Note not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Payment of the principal of and interest on this Note shall be made at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt; provided, however, that payment of interest on any Interest Payment Date (other than the Maturity Date or Redemption Date, if any) may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or by wire transfer of immediately available funds, if the registered Holder of at least $10,000,000 in principal amount of Notes entitled to such interest has so requested by a notice in writing delivered to the Trustee not less than 16 days prior to the Interest Payment Date on which such payment is due, which notice shall provide appropriate instructions for such transfer; and provided, further, that if Notes are issued in certificated form upon Euroclear Bank S.A./N.A., as operator of the Euroclear System (“Euroclear”) or Clearstream Banking, société anonyme (“Clearstream”) being closed for a continuous period of 14 days and/or as provided in the Indenture, payments of principal and interest shall be made to the registered Holder thereof against presentation and surrender by such Holder of its Note at the specified office of any Paying Agent, by check drawn on a bank in New York City mailed on the Business Day immediately preceding the due date therefor.

The principal hereof and interest due at maturity will be paid upon maturity in immediately available funds against presentation of this Note at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH ON THE FACE HEREOF.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

Unless the certificate of authentication hereon has been executed by The Bank of New York, as the trustee under the Indenture, or its successor thereunder by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Date: November 22, 2006

THE BEAR STEARNS COMPANIES INC. By: /s/ Samuel L. Molinaro Jr. Executive Vice President and Chief Financial Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee By: /s/ Geovanni Barris Authorized Signature

[Reverse of Note]

THE BEAR STEARNS COMPANIES INC.

5.55% SUBORDINATED GLOBAL NOTE DUE JANUARY 22, 2017

This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness (hereinafter called the “Securities”) of the Company of the series hereinafter specified, all such Securities issued and to be issued under the Indenture, dated as of November 14, 2006 (the “Indenture”) between the Company and The Bank of New York, as trustee (the “Trustee” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and limitations of rights thereunder of the Company, the Trustee and the Holders of the Securities, and the terms upon which the Securities are, and are to be, authenticated and delivered. As provided in the Indenture, Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different repayment provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of the Securities designated as “5.55% Subordinated Global Notes due January 22, 2017” (the “Notes”). The Notes are unsecured and rank (i) pari passu with all other unsecured and subordinated indebtedness of the Company and (ii) junior and subordinated in right of payment to all Senior Indebtedness of the Company, in each case as set forth in the Indenture. Notwithstanding anything to the contrary herein or in the Indenture, the Company may from time to time and at any time create and issue further Notes having the same terms and conditions as the Notes being issued on the date hereof, except for the first payment of interest thereon, which additional Notes will be consolidated with, and will form a single series with, the previously outstanding Notes.

The Notes are not subject to a sinking fund, are not redeemable prior to maturity except upon the occurrence of certain tax events at the option of the Company (as described immediately below), and are not subject to repayment at the option of the Holder.

If (a) as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, the official position regarding the application or interpretation of such laws, regulations or rulings, which is announced or becomes effective on or after November 22, 2006, the Company determines it will be or will become obligated to pay Additional Amounts as described below, or (b) any act is taken by a taxing authority of the United States on or after October 24, 2005, whether such act is taken with respect to the Company or any affiliate, that results in a substantial probability that the Company will or may be required to pay such Additional Amounts, then the Company may, at its option, redeem, as a whole, but not in part, the Notes on any Interest Payment Date on not less than 30 nor more than 60 days’ prior notice at a redemption price equal to 100% of the principal amount to be redeemed, together with interest accrued thereon to the Redemption Date; provided that the Company determines, in its business judgment, that the obligation to pay such Additional Amounts cannot be avoided by the use of reasonable measures available to it, not including substitution of the obligor under the Notes. No redemption pursuant to clause (b) above may be made unless the Company has delivered to the Trustee a written opinion of independent legal counsel of recognized legal standing to the effect that an act taken by a taxing authority of the United States has resulted or will result in a substantial probability that it will or may be required to pay the Additional Amounts as described below and that the Company is therefore entitled to redeem the Notes pursuant to their terms.

Subject to the exceptions and limitations set forth below, the Company will pay as additional interest or principal, as the case may be, on the Notes, all such Additional Amounts that are necessary in order that the net payment by the Company or a Paying Agent of the principal of and interest on the Notes to a person that is not a U.S. Holder, after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to the payment, will not be less than the amount provided in the Notes to be then due and payable; provided however, that the foregoing obligation to pay Additional Amounts shall not apply:

(1) to a tax, assessment or governmental charge that is imposed or withheld solely by reason of the Holder, or a fiduciary, settlor, beneficiary, member or shareholder of the Holder, if the Holder is an estate, trust, partnership or corporation for federal income tax purposes, or a person holding a power over such an estate trust, partnership or corporation, or a person holding a power over such an estate or trust administered by a fiduciary Holder, being considered as:

7.	being or having been present or engaged in a trade or business in the United States or having or having had a permanent establishment in the United States;

8.	having a current or former connection with the United States, including a connection as a citizen or resident thereof;

9.
being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

10.	being or having been a private foundation or other tax-exempt organization;

11.	being or having been a “10-percent shareholder” of the Company as defined in Section 871(h)(3) of the United States Internal Revenue Code or any successor provision; or

12.	being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(2) to any Holder that is not the sole beneficial owner of the Notes, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3) to a tax, assessment or governmental charge that is imposed or withheld solely by reason of the failure of the Holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of such Note, if compliance is required by statute or regulation of the United States or of any political subdivision or taxing authority thereof or therein, or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4) to a tax, assessment or governmental charge that is imposed otherwise than by withholding by the Company or a Paying Agent from the payments on or in respect of a Note;

(5) to a tax, assessment or governmental charge that is imposed or withheld by reason of the presentation by or on behalf of the beneficial owner of any Note for payment on a date more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6) to an estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or a similar tax, assessment or governmental charge;

(7) to any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal of or interest on any Note, if such payment can be made without such withholding by any other Paying Agent; or

(8) in the case of any combination of items (1), (2), (3), (4), (5), (6) and (7);

nor shall Additional Amounts be paid with respect to any payment on a Note to a Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner held its interest in the Note directly. For purposes hereof, a “U.S. Holder” means a Holder that is (i) a citizen or resident of the United States; (ii) a corporation, partnership or other business entity created or organized in or under the laws of the United States or any State or political subdivision thereof (including the District of Columbia); (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust with respect to which a court within the United States is able to exercise primary supervision over its administration, and one or more United States persons have the authority to control all of its substantial decisions.

This Note is a registered global note which has been deposited with a custodian for, or on behalf of, DTC and registered in the name of Cede & Co., DTC’s nominee. Beneficial interests in this Note may be held through either DTC (in the United States) or Clearstream or Euroclear outside the United States.

If any Event of Default with respect to the Notes shall occur and be continuing, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal of all the Notes due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66-2/3% in aggregate principal amount of the Securities at the time Outstanding of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of each series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Holders of Securities may not enforce their rights pursuant to the Indenture or the Securities except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, and this Note duly executed by, the Holder hereof or by his attorney duly authorized in writing and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice of the contrary.

All notices regarding the Notes shall be published (i) in a leading English language daily newspaper of general circulation in London and (ii) in a leading English language daily newspaper of general circulation in New York. It is expected that such publication will be made in (i) the Financial Times or another daily newspaper in London approved by the Trustee or, if this is not possible, in one other English language daily newspaper approved by the Trustee with general circulation in Europe and (ii) The Wall Street Journal (Eastern Edition) in New York. Any such notice will be deemed to have been given on the date of the first publication in all the relevant newspapers.

Until such time as any definitive Notes are issued, so long as the Notes are held in its or their entirety on behalf of Euroclear and/or Clearstream and DTC, publication in such newspapers may be replaced with the delivery of the relevant notice to Euroclear and/or Clearstream and DTC for communication by them to the Holders of the Notes. Any such notice shall be deemed to have been given to the Holders of the Notes on the seventh day after the day on which the said notice was given to Euroclear and/or Clearstream or DTC.

All capitalized terms used in this Note and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—	as tenants in common

TEN ENT—	as tenants by the entireties

JT TEN—	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—		Custodian
	(Cust)		(Minor)
Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

___________________________
(Please insert social security or
other identifying number of assignee)

(Please print or typewrite name and address including postal zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Notes on the books of the Company, with full power of substitution in the premises.

Date:____________________________

___________________________________

____________________________
(Signature Guarantee)